UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 27, 2018

Commission File Number 000-54672

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American CryoStem Corporation

(Exact name of Registrant as specified in its charter)

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Nevada	7812	26-4574088
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Code Number)

1 Meridian Road, Suite 5 Eatontown, NJ 07724
(Address of principal executive offices)
(732) 747-1007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FOWARD LOOKING STATEMENTS UNDER THE PROVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report and other reports filed by American CryoStem Corporation ("CRYO" or the "Registrant") from time to time with the U.S. Securities and Exchange Commission (the “SEC”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by Registrant’s management.  Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof.  When used in the filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors, including the risks contained in the “Risk Factors” section of the this Annual Report on Form 10-K., relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that the Registrant may acquire.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

ITEM 7.01. Regulation FD Disclosure

Correction of Press Release dated April 5, 2018

The Company today is providing a correction to the description of Cryoviva Ltd. contained in its press release dated April 5, 2018 titled:

“American CryoStem Enters Into Agreement to License its Patented Adipose Tissue and Stem Cell Technologies in Thailand”

The “About Cryoviva” section is updated and corrected to:

About Cryoviva

Cryoviva (Thailand) Ltd. was established in 2007 with the cooperation of leading companies in the world such as Indorama Ventures (Public) Company Limited, Thailand, Cryoviva Biotech Pvt., Ltd., (formerly known as Cryobanks International India) and RJ Corp India. Cryoviva is part of a large group engaged in healthcare comprising of stem cell banks, stem cell expansion facilities, diagnostic labs and centres and a maternal hospital.  The Company has been certified by AABB and the ISO 9001: 2008 Quality Management System.  Cryoviva (Thailand) Co., Ltd. is the only stem cell bank that has been approved by the Board of Investment of Thailand (BOI) and accredited by AABB in Thailand and awarded Frost & Sullivan’s Thailand Stem Cell Company of the year for three consecutive years between 2015-2017.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Corrected press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CRYOSTEM CORPORATION
By:	/s/ John S. Arnone
John S. Arnone
President, CEO and Chairman of the Board